UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Piedmont Lithium Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

This filing contains the following communications:

On August 3, 2025:

1.
A social media post issued by Piedmont Lithium Inc. (the “Company”) on LinkedIn relating to voting FOR the Company’s proposed merger with Sayona Mining Limited (the “Merger”) ahead of the August 11, 2025 deadline.

2.	A social media post issued by the Company on X (formerly known as Twitter) relating to voting FOR the Merger ahead of the August 11, 2025 deadline.

3.	A social media post issued by Keith D. Phillips, the President and Chief Executive Officer of the Company, on LinkedIn, relating to voting FOR the Merger ahead of the August 11, 2025 deadline.

4.	A social media post issued by Keith D. Phillips, the President and Chief Executive Officer of the Company, on X, relating to voting FOR the Merger ahead of the August 11, 2025 deadline.

On August 4, 2025:

5.	A social media post issued by the Company on X relating to voting FOR the Merger ahead of the August 11, 2025 deadline.

6.	A social media post issued by the Company on LinkedIn relating to voting FOR the Merger ahead of the August 11, 2025 deadline.

7.	A social media post issued by Keith D. Phillips, the President and Chief Executive Officer of the Company, on X, relating to voting FOR the Merger ahead of the August 11, 2025 deadline.

8.	A social media post issued by Keith D. Phillips, the President and Chief Executive Officer of the Company, on LinkedIn, relating to voting FOR the Merger ahead of the August 11, 2025 deadline.

 Copies of the referenced communications are attached hereto.

1.	On August 3, 2025, the Company issued the following social media post on LinkedIn:

Shareholders are at the heart of everything we do.

Voting for our merger with Sayona Mining before Aug 11 ensures our next chapter:

• Positioned to lead North American lithium production
• Capturing opportunities in the booming EV market
• Committed to long term growth for investors

Vote YES today.

Learn more and vote here: https://www.piedmontlithium.com/piedmont-sayona-merger-sec-social-media-disclosures/

Piedmont Lithium must obtain approval from a majority of all shares to complete the merger. We are almost there!  Failure to vote is the same as voting against the merger and means shareholders will not realize the value the transaction will create. Vote TODAY!

This Communication Is Being Made by Piedmont Lithium Inc. to Solicit Shareholder Votes in Connection with the Proposed Merger with Sayona Mining Limited.

Click the Link Above for Important Disclosures, Including Those Relating to the Solicitation, SEC Filings and Forward-Looking Statements.

HOW TO VOTE

Voting in Piedmont Lithium’s upcoming Special Meeting on the proposed merger with Sayona Mining is easy and important—every shareholder’s voice counts. Whether you hold shares directly or through a broker, you have simple options to cast your vote and make an impact on this key decision.

Here’s how you can vote:

1.	Online – The fastest and most convenient method. Visit proxyvote.com and enter the control number provided with your proxy card.
2.	By Phone – If you do not know your control number, call the number listed below.
◾	Individuals call toll-free: (800) 662-5200
◾	Piedmont CDI Holders: 1300-237-569 (within Australia) +61-2-9066-4055 (outside Australia)

Make sure to vote by the deadline. The deadline for CDI holders is 7 a.m. AEST on Thursday, August 7th. The deadline for holders of common stock is 11:59 p.m. ET on August 10, 2025.

This merger could significantly impact the future of Piedmont Lithium—take a few minutes to vote and have your say.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to the proposed merger involving Piedmont Lithium Inc. (the “Company”) and Sayona Mining Limited and may be deemed to constitute solicitation material. In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 20, 2025, (the “Proxy Statement”), which should be read in conjunction with this communication. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND ANY SOLICITATION. Stockholders may obtain free copies of these documents, other documents containing important information about the Proxy Statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on our website at www.piedmontlithium.com or by contacting our Investor Relations Department by email at info@piedmontlithium.com or by phone at +1 (704) 461-8000.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2024, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 26, 2025. You can obtain a free copy of these documents from the Company through the sources described above. Additional information regarding the interests of participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC in connection with the proposed merger. Stockholders should read the Proxy Statement carefully before making any voting decisions.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the proposed merger, and any assumptions underlying the proposed merger, are forward-looking statements. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance, or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Company’s proposed merger with Sayona Mining Limited are not satisfied, the risk that required approvals from Piedmont stockholders or from Australian regulators (including from the Australian court hearing) are not obtained; litigation relating to the merger; uncertainties as to the timing of the consummation of the merger and the ability of Piedmont to consummate the merger; risks that the proposed merger disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the merger; Piedmont’s ability to achieve the synergies expected from the merger, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the proxy statement filed in connection with the proposed merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

2.	On August 3, 2025, the Company issued the following social media posts on X:

Tweet 1:
The August 11 shareholder vote deadline is rapidly approaching. Make your voice heard and help shape Piedmont Lithium’s future by voting YES!

Learn more and vote here: https://www.piedmontlithium.com/piedmont-sayona-merger-sec-social-media-disclosures/

Tweet 2 (as a reply on the thread):
This communication is being made by Piedmont Lithium Inc. to solicit shareholder votes in connection with the proposed merger with Sayona Mining Limited.

Click the Link Above for Important Disclosures Relating to Solicitation, SEC Filings and Forward-Looking Statement Disclosures.

HOW TO VOTE

Voting in Piedmont Lithium’s upcoming Special Meeting on the proposed merger with Sayona Mining is easy and important—every shareholder’s voice counts. Whether you hold shares directly or through a broker, you have simple options to cast your vote and make an impact on this key decision.

Here’s how you can vote:

3.	Online – The fastest and most convenient method. Visit proxyvote.com and enter the control number provided with your proxy card.
4.	By Phone – If you do not know your control number, call the number listed below.
◾	Individuals call toll-free: (800) 662-5200
◾	Piedmont CDI Holders: 1300-237-569 (within Australia) +61-2-9066-4055 (outside Australia)

Make sure to vote by the deadline. The deadline for CDI holders is 7 a.m. AEST on Thursday, August 7th. The deadline for holders of common stock is 11:59 p.m. ET on August 10, 2025.

This merger could significantly impact the future of Piedmont Lithium—take a few minutes to vote and have your say.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to the proposed merger involving Piedmont Lithium Inc. (the “Company”) and Sayona Mining Limited and may be deemed to constitute solicitation material. In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 20, 2025, (the “Proxy Statement”), which should be read in conjunction with this communication. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND ANY SOLICITATION. Stockholders may obtain free copies of these documents, other documents containing important information about the Proxy Statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on our website at www.piedmontlithium.com or by contacting our Investor Relations Department by email at info@piedmontlithium.com or by phone at +1 (704) 461-8000.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2024, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 26, 2025. You can obtain a free copy of these documents from the Company through the sources described above. Additional information regarding the interests of participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC in connection with the proposed merger. Stockholders should read the Proxy Statement carefully before making any voting decisions.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the proposed merger, and any assumptions underlying the proposed merger, are forward-looking statements. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance, or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Company’s proposed merger with Sayona Mining Limited are not satisfied, the risk that required approvals from Piedmont stockholders or from Australian regulators (including from the Australian court hearing) are not obtained; litigation relating to the merger; uncertainties as to the timing of the consummation of the merger and the ability of Piedmont to consummate the merger; risks that the proposed merger disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the merger; Piedmont’s ability to achieve the synergies expected from the merger, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the proxy statement filed in connection with the proposed merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3.	On August 3, 2025, Keith D. Phillips, the President and Chief Executive Officer of the Company, issued the following social media posts on LinkedIn:

As CEO of @piedmont-lithium-inc, I want to personally thank our shareholders for your continued support—and remind you that the August 11 deadline to vote on the proposed merger is quickly approaching.

This vote represents more than a strategic transaction. It’s an opportunity to:
Help position Piedmont as a leading hard rock lithium producer in North America
Expand Piedmont’s growth potential and competitiveness
Strengthen the domestic lithium supply chain

By voting YES, you’re enabling us to deliver long-term value, execute on our strategy, and build a more resilient, future-ready business.

Cast your vote here: https://www.piedmontlithium.com/piedmont-sayona-merger-sec-social-media-disclosures/

Please make your voice heard. Every vote counts. Piedmont Lithium must obtain approval from a majority of all shares to complete the merger. We are almost there!  Failure to vote is the same as voting against the merger and means shareholders will not realize the value the transaction will create.
Vote TODAY!

This Communication Is Being Made by Piedmont Lithium Inc. to Solicit Shareholder Votes in Connection with the Proposed Merger with Sayona Mining Limited.

Click the Link Above for Important Disclosures, Including Those Relating to the Solicitation, SEC Filings and Forward-Looking Statements.

HOW TO VOTE

Voting in Piedmont Lithium’s upcoming Special Meeting on the proposed merger with Sayona Mining is easy and important—every shareholder’s voice counts. Whether you hold shares directly or through a broker, you have simple options to cast your vote and make an impact on this key decision.

Here’s how you can vote:

5.	Online – The fastest and most convenient method. Visit proxyvote.com and enter the control number provided with your proxy card.
6.	By Phone – If you do not know your control number, call the number listed below.
◾	Individuals call toll-free: (800) 662-5200
◾	Piedmont CDI Holders: 1300-237-569 (within Australia) +61-2-9066-4055 (outside Australia)

Make sure to vote by the deadline. The deadline for CDI holders is 7 a.m. AEST on Thursday, August 7th. The deadline for holders of common stock is 11:59 p.m. ET on August 10, 2025.

This merger could significantly impact the future of Piedmont Lithium—take a few minutes to vote and have your say.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to the proposed merger involving Piedmont Lithium Inc. (the “Company”) and Sayona Mining Limited and may be deemed to constitute solicitation material. In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 20, 2025, (the “Proxy Statement”), which should be read in conjunction with this communication. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND ANY SOLICITATION. Stockholders may obtain free copies of these documents, other documents containing important information about the Proxy Statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on our website at www.piedmontlithium.com or by contacting our Investor Relations Department by email at info@piedmontlithium.com or by phone at +1 (704) 461-8000.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2024, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 26, 2025. You can obtain a free copy of these documents from the Company through the sources described above. Additional information regarding the interests of participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC in connection with the proposed merger. Stockholders should read the Proxy Statement carefully before making any voting decisions.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the proposed merger, and any assumptions underlying the proposed merger, are forward-looking statements. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance, or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Company’s proposed merger with Sayona Mining Limited are not satisfied, the risk that required approvals from Piedmont stockholders or from Australian regulators (including from the Australian court hearing) are not obtained; litigation relating to the merger; uncertainties as to the timing of the consummation of the merger and the ability of Piedmont to consummate the merger; risks that the proposed merger disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the merger; Piedmont’s ability to achieve the synergies expected from the merger, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the proxy statement filed in connection with the proposed merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

4.	On August 3, 2025, Keith D. Phillips, the President and Chief Executive Officer of the Company, issued the following social media posts on X:

Tweet 1:
I strongly encourage all @ PiedmontLithium shareholders to vote YES before the August 11 deadline.

This is a transformational opportunity—positioning Piedmont Lithium to become a leading hard rock lithium producer in North America. Let’s make it happen. https://www.piedmontlithium.com/piedmont-sayona-merger-sec-social-media-disclosures/

Tweet 2 (as a reply on the thread):
This Communication Is Being Made by Piedmont Lithium Inc. to Solicit Shareholder Votes in Connection with the Proposed Merger with Sayona Mining Limited.

Click the Link Above for Important Disclosures, Including Those Relating to the Solicitation, SEC Filings and Forward-Looking Statements.

HOW TO VOTE

Voting in Piedmont Lithium’s upcoming Special Meeting on the proposed merger with Sayona Mining is easy and important—every shareholder’s voice counts. Whether you hold shares directly or through a broker, you have simple options to cast your vote and make an impact on this key decision.

Here’s how you can vote:

7.	Online – The fastest and most convenient method. Visit proxyvote.com and enter the control number provided with your proxy card.
8.	By Phone – If you do not know your control number, call the number listed below.
◾	Individuals call toll-free: (800) 662-5200
◾	Piedmont CDI Holders: 1300-237-569 (within Australia) +61-2-9066-4055 (outside Australia)

Make sure to vote by the deadline. The deadline for CDI holders is 7 a.m. AEST on Thursday, August 7th. The deadline for holders of common stock is 11:59 p.m. ET on August 10, 2025.

This merger could significantly impact the future of Piedmont Lithium—take a few minutes to vote and have your say.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to the proposed merger involving Piedmont Lithium Inc. (the “Company”) and Sayona Mining Limited and may be deemed to constitute solicitation material. In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 20, 2025, (the “Proxy Statement”), which should be read in conjunction with this communication. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND ANY SOLICITATION. Stockholders may obtain free copies of these documents, other documents containing important information about the Proxy Statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on our website at www.piedmontlithium.com or by contacting our Investor Relations Department by email at info@piedmontlithium.com or by phone at +1 (704) 461-8000.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2024, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 26, 2025. You can obtain a free copy of these documents from the Company through the sources described above. Additional information regarding the interests of participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC in connection with the proposed merger. Stockholders should read the Proxy Statement carefully before making any voting decisions.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the proposed merger, and any assumptions underlying the proposed merger, are forward-looking statements. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance, or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Company’s proposed merger with Sayona Mining Limited are not satisfied, the risk that required approvals from Piedmont stockholders or from Australian regulators (including from the Australian court hearing) are not obtained; litigation relating to the merger; uncertainties as to the timing of the consummation of the merger and the ability of Piedmont to consummate the merger; risks that the proposed merger disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the merger; Piedmont’s ability to achieve the synergies expected from the merger, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the proxy statement filed in connection with the proposed merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

5.	On August 4, 2025, the Company issued the following social media post on X:

Tweet 1:
The market is evolving. So are we. Support Piedmont Lithium’s strategic merger by voting YES before August 11.

Together, we aim to build a stronger, more resilient lithium business.
https://www.piedmontlithium.com/piedmont-sayona-merger-sec-social-media-disclosures/

Tweet 2 (as a reply on the thread):
This Communication Is Being Made by Piedmont Lithium Inc. to Solicit Shareholder Votes in Connection with the Proposed Merger with Sayona Mining Limited.

Click the Link Above for Important Disclosures, Including Those Relating to the Solicitation, SEC Filings and Forward-Looking Statements.

HOW TO VOTE

Voting in Piedmont Lithium’s upcoming Special Meeting on the proposed merger with Sayona Mining is easy and important—every shareholder’s voice counts. Whether you hold shares directly or through a broker, you have simple options to cast your vote and make an impact on this key decision.

Here’s how you can vote:

9.	Online – The fastest and most convenient method. Visit proxyvote.com and enter the control number provided with your proxy card.
10.	By Phone – If you do not know your control number, call the number listed below.
◾	Individuals call toll-free: (800) 662-5200
◾	Piedmont CDI Holders: 1300-237-569 (within Australia) +61-2-9066-4055 (outside Australia)

Make sure to vote by the deadline. The deadline for CDI holders is 7 a.m. AEST on Thursday, August 7th. The deadline for holders of common stock is 11:59 p.m. ET on August 10, 2025.

This merger could significantly impact the future of Piedmont Lithium—take a few minutes to vote and have your say.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to the proposed merger involving Piedmont Lithium Inc. (the “Company”) and Sayona Mining Limited and may be deemed to constitute solicitation material. In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 20, 2025, (the “Proxy Statement”), which should be read in conjunction with this communication. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND ANY SOLICITATION. Stockholders may obtain free copies of these documents, other documents containing important information about the Proxy Statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on our website at www.piedmontlithium.com or by contacting our Investor Relations Department by email at info@piedmontlithium.com or by phone at +1 (704) 461-8000.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2024, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 26, 2025. You can obtain a free copy of these documents from the Company through the sources described above. Additional information regarding the interests of participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC in connection with the proposed merger. Stockholders should read the Proxy Statement carefully before making any voting decisions.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the proposed merger, and any assumptions underlying the proposed merger, are forward-looking statements. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance, or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Company’s proposed merger with Sayona Mining Limited are not satisfied, the risk that required approvals from Piedmont stockholders or from Australian regulators (including from the Australian court hearing) are not obtained; litigation relating to the merger; uncertainties as to the timing of the consummation of the merger and the ability of Piedmont to consummate the merger; risks that the proposed merger disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the merger; Piedmont’s ability to achieve the synergies expected from the merger, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the proxy statement filed in connection with the proposed merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

6.	On August 4, 2025, the Company issued the following social media post on LinkedIn:

Time is running out: Shareholders must vote by August 11 to support Piedmont Lithium’s next phase of growth.

This proposal is a strategic step toward:
Strengthening our market leadership
Expanding our footprint in the global lithium supply chain
Capturing long-term value in a booming sector

Your vote matters. Let’s power the future together.

Learn more and vote here: https://www.piedmontlithium.com/piedmont-sayona-merger-sec-social-media-disclosures/

Piedmont Lithium must obtain approval from a majority of all shares to complete the merger. We are almost there!  Failure to vote is the same as voting against the merger and means shareholders will not realize the value the transaction will create. Vote TODAY!

This Communication Is Being Made by Piedmont Lithium Inc. to Solicit Shareholder Votes in Connection with the Proposed Merger with Sayona Mining Limited.

Click the Link Above for Important Disclosures, Including Those Relating to the Solicitation, SEC Filings and Forward-Looking Statements.

HOW TO VOTE

Voting in Piedmont Lithium’s upcoming Special Meeting on the proposed merger with Sayona Mining is easy and important—every shareholder’s voice counts. Whether you hold shares directly or through a broker, you have simple options to cast your vote and make an impact on this key decision.

Here’s how you can vote:

11.	Online – The fastest and most convenient method. Visit proxyvote.com and enter the control number provided with your proxy card.
12.	By Phone – If you do not know your control number, call the number listed below.
◾	Individuals call toll-free: (800) 662-5200
◾	Piedmont CDI Holders: 1300-237-569 (within Australia) +61-2-9066-4055 (outside Australia)

Make sure to vote by the deadline. The deadline for CDI holders is 7 a.m. AEST on Thursday, August 7th. The deadline for holders of common stock is 11:59 p.m. ET on August 10, 2025.

This merger could significantly impact the future of Piedmont Lithium—take a few minutes to vote and have your say.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to the proposed merger involving Piedmont Lithium Inc. (the “Company”) and Sayona Mining Limited and may be deemed to constitute solicitation material. In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 20, 2025, (the “Proxy Statement”), which should be read in conjunction with this communication. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND ANY SOLICITATION. Stockholders may obtain free copies of these documents, other documents containing important information about the Proxy Statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on our website at www.piedmontlithium.com or by contacting our Investor Relations Department by email at info@piedmontlithium.com or by phone at +1 (704) 461-8000.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2024, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 26, 2025. You can obtain a free copy of these documents from the Company through the sources described above. Additional information regarding the interests of participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC in connection with the proposed merger. Stockholders should read the Proxy Statement carefully before making any voting decisions.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the proposed merger, and any assumptions underlying the proposed merger, are forward-looking statements. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance, or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Company’s proposed merger with Sayona Mining Limited are not satisfied, the risk that required approvals from Piedmont stockholders or from Australian regulators (including from the Australian court hearing) are not obtained; litigation relating to the merger; uncertainties as to the timing of the consummation of the merger and the ability of Piedmont to consummate the merger; risks that the proposed merger disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the merger; Piedmont’s ability to achieve the synergies expected from the merger, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the proxy statement filed in connection with the proposed merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

7.	On August 4, 2025, Keith D. Phillips, the President and Chief Executive Officer of the Company, issued the following social media posts on X:

Tweet 1:
Join us in powering the next phase of @PiedmontLithium’s growth by voting YES here: https://www.piedmontlithium.com/piedmont-sayona-merger-sec-social-media-disclosures/

Tweet 2 (as a reply on the thread):
This Communication Is Being Made by Piedmont Lithium Inc. to Solicit Shareholder Votes in Connection with the Proposed Merger with Sayona Mining Limited.

Click the Link Above for Important Disclosures, Including Those Relating to the Solicitation, SEC Filings and Forward-Looking Statements.

HOW TO VOTE

Voting in Piedmont Lithium’s upcoming Special Meeting on the proposed merger with Sayona Mining is easy and important—every shareholder’s voice counts. Whether you hold shares directly or through a broker, you have simple options to cast your vote and make an impact on this key decision.

Here’s how you can vote:

13.	Online – The fastest and most convenient method. Visit proxyvote.com and enter the control number provided with your proxy card.
14.	By Phone – If you do not know your control number, call the number listed below.
◾	Individuals call toll-free: (800) 662-5200
◾	Piedmont CDI Holders: 1300-237-569 (within Australia) +61-2-9066-4055 (outside Australia)

Make sure to vote by the deadline. The deadline for CDI holders is 7 a.m. AEST on Thursday, August 7th. The deadline for holders of common stock is 11:59 p.m. ET on August 10, 2025.

This merger could significantly impact the future of Piedmont Lithium—take a few minutes to vote and have your say.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to the proposed merger involving Piedmont Lithium Inc. (the “Company”) and Sayona Mining Limited and may be deemed to constitute solicitation material. In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 20, 2025, (the “Proxy Statement”), which should be read in conjunction with this communication. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND ANY SOLICITATION. Stockholders may obtain free copies of these documents, other documents containing important information about the Proxy Statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on our website at www.piedmontlithium.com or by contacting our Investor Relations Department by email at info@piedmontlithium.com or by phone at +1 (704) 461-8000.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2024, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 26, 2025. You can obtain a free copy of these documents from the Company through the sources described above. Additional information regarding the interests of participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC in connection with the proposed merger. Stockholders should read the Proxy Statement carefully before making any voting decisions.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the proposed merger, and any assumptions underlying the proposed merger, are forward-looking statements. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance, or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Company’s proposed merger with Sayona Mining Limited are not satisfied, the risk that required approvals from Piedmont stockholders or from Australian regulators (including from the Australian court hearing) are not obtained; litigation relating to the merger; uncertainties as to the timing of the consummation of the merger and the ability of Piedmont to consummate the merger; risks that the proposed merger disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the merger; Piedmont’s ability to achieve the synergies expected from the merger, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the proxy statement filed in connection with the proposed merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

8.	On August 4, 2025, Keith D. Phillips, the President and Chief Executive Officer of the Company, issued the following social media posts on LinkedIn:

To our valued shareholders:

The next chapter for @piedmont-lithium-inc depends on your support. The August 11 deadline to vote on our proposed merger is your opportunity to directly shape the future of our company—and help advance the industry.

Your vote matters. Let’s take this critical step forward, together.

Vote here now: https://www.piedmontlithium.com/piedmont-sayona-merger-sec-social-media-disclosures/

Piedmont Lithium must obtain approval from a majority of all shares to complete the merger. We are almost there!  Failure to vote is the same as voting against the merger and means shareholders will not realize the value the transaction will create. Vote TODAY!

This Communication Is Being Made by Piedmont Lithium Inc. to Solicit Shareholder Votes in Connection with the Proposed Merger with Sayona Mining Limited.

Click the Link Above for Important Disclosures, Including Those Relating to the Solicitation, SEC Filings and Forward-Looking Statements.

HOW TO VOTE

Voting in Piedmont Lithium’s upcoming Special Meeting on the proposed merger with Sayona Mining is easy and important—every shareholder’s voice counts. Whether you hold shares directly or through a broker, you have simple options to cast your vote and make an impact on this key decision.

Here’s how you can vote:

15.	Online – The fastest and most convenient method. Visit proxyvote.com and enter the control number provided with your proxy card.
16.	By Phone – If you do not know your control number, call the number listed below.
◾	Individuals call toll-free: (800) 662-5200
◾	Piedmont CDI Holders: 1300-237-569 (within Australia) +61-2-9066-4055 (outside Australia)

Make sure to vote by the deadline. The deadline for CDI holders is 7 a.m. AEST on Thursday, August 7th. The deadline for holders of common stock is 11:59 p.m. ET on August 10, 2025.

This merger could significantly impact the future of Piedmont Lithium—take a few minutes to vote and have your say.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication relates to the proposed merger involving Piedmont Lithium Inc. (the “Company”) and Sayona Mining Limited and may be deemed to constitute solicitation material. In connection with the proposed merger, the Company has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on June 20, 2025, (the “Proxy Statement”), which should be read in conjunction with this communication. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND ANY SOLICITATION. Stockholders may obtain free copies of these documents, other documents containing important information about the Proxy Statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will be available free of charge on our website at www.piedmontlithium.com or by contacting our Investor Relations Department by email at info@piedmontlithium.com or by phone at +1 (704) 461-8000.

PARTICIPANTS IN THE SOLICITATION

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2024, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 26, 2025. You can obtain a free copy of these documents from the Company through the sources described above. Additional information regarding the interests of participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC in connection with the proposed merger. Stockholders should read the Proxy Statement carefully before making any voting decisions.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding the proposed merger, and any assumptions underlying the proposed merger, are forward-looking statements. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance, or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements.

The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but are not limited to, the following factors: the risk that the conditions to the closing of the Company’s proposed merger with Sayona Mining Limited are not satisfied, the risk that required approvals from Piedmont stockholders or from Australian regulators (including from the Australian court hearing) are not obtained; litigation relating to the merger; uncertainties as to the timing of the consummation of the merger and the ability of Piedmont to consummate the merger; risks that the proposed merger disrupts the current plans or operations of Piedmont; the ability of Piedmont to retain and hire key personnel; competitive responses to the proposed merger; unexpected costs, charges or expenses resulting from the merger; potential adverse reactions or changes to relationships with customers, suppliers, distributors and other business partners resulting from the announcement or completion of the merger; Piedmont’s ability to achieve the synergies expected from the merger, as well as delays, challenges and expenses associated with integrating the existing businesses; the impact of overall industry and general economic conditions, including inflation, interest rates and related monetary policy by governments in response to inflation; ability of Piedmont to commercially extract mineral deposits; risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions); uncertainty about Piedmont’s ability to obtain required capital to execute its business plan; changes in the market prices of lithium and lithium products; changes in technology or the development of substitute products; geopolitical events, and regulatory, economic and other risks associated therewith, as well as broader macroeconomic conditions. Other factors that might cause such a difference include those discussed in Piedmont’s filings with the Securities and Exchange Commission (the “SEC”), which include its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the proxy statement filed in connection with the proposed merger. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in Piedmont’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by the ASX Listing Rules, federal securities laws and rules and regulations of the SEC, Piedmont undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.